SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|      Preliminary Proxy Statement
|_|      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2)
[_]      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                E*COMNETRIX INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No Fee Required

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:
          ----------------------------------------------------------------------

     2.   Aggregate number of securities to which transaction applies:
          ----------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          ----------------------------------------------------------------------

     4.   Proposed maximum aggregate value transaction:
          ----------------------------------------------------------------------

     5.   Total fee paid:
          ----------------------------------------------------------------------


|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration number, or Form or Schedule and the date of its filing.

     1.   Amount previously paid:
          ----------------------------------------------------------------------

     2.   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     3.   Filing Party:
          ----------------------------------------------------------------------

     4.   Date Filed:
          ----------------------------------------------------------------------

                                E*COMNETRIX INC.
                           Suite 450, 180 Grand Avenue
                          Oakland, California USA 94612
                            NOTICE OF ANNUAL MEETING

NOTICE IS HEREBY GIVEN that the annual meeting (the "Meeting") of shareholders of E*Comnetrix Inc. (the "Corporation") will be held at Suite 1400, 1055 West Hastings Street, Vancouver, British Columbia, Canada V6E 2E9 at 11:00 a.m. (Vancouver time) on Friday, June 22, 2001 for the following purposes:

     1.   To receive the report of the directors of the Corporation;

     2. To receive the financial statements of the Corporation for the financial year ended December 31, 2000 and accompanying report of the auditor;

     3. To appoint KPMG LLP as the auditor of the Corporation for the ensuing year at a remuneration to be fixed by the directors;

     4.   To elect six (6) directors of the Corporation for the ensuing year;

     5.   To approve and ratify an amendment to the  Corporation's  Stock Option
          Plan;

     6. To consider and, if thought fit, pass, with or without amendment, a special resolution to approve an increase to the authorized capital of the Corporation by the addition of 20,000,000 Class B Preferred shares; and

     7. To transact such other business as may properly come before the Meeting.

The accompanying Management Proxy Circular provides additional information relating to the matters to be dealt with at the Meeting and is supplemental to and expressly made a part of this Notice of Meeting.

If you are a registered member of the Corporation and unable to attend the Meeting in person, please complete, date and sign the accompanying form of proxy and deposit it with Pacific Corporate Trust Company, 10th Floor, 625 Howe Street, Vancouver, British Columbia, Canada V6C 3B8 by 11:00 a.m. (Vancouver time) on June 20, 2001 or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting.

If you are a non-registered member of the Corporation and received this Notice of Meeting and accompanying materials through a broker, a financial institution, a participant, a trustee or administrator of a self-administered retirement savings plan, retirement income fund, education savings plan or other similar self-administered savings or investment plan registered under the Income Tax Act (Canada), or a nominee of any of the foregoing that holds your security on your behalf (the "Intermediary"), please complete and return the materials in accordance with the instructions provided to you by your Intermediary.

WHILE YOU HAVE THE MATTER IN MIND, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD.

DATED May 18, 2001.

E*COMNETRIX INC.

"Mark M. Smith"

Mark M. Smith
President and Director

                                E*COMNETRIX INC.

                            MANAGEMENT PROXY CIRCULAR

                            Dated as of May 12, 2001


                                  INTRODUCTION

This management proxy circular accompanies the Notice of Annual Meeting (the "Meeting") of the shareholders of E*Comnetrix Inc. (the "Corporation") to be held on Friday, June 22, 2001 at the time and place set out in the accompanying Notice of Meeting. This management proxy circular is furnished in connection with the solicitation of proxies by management of the Corporation for use at the Meeting and at any adjournment of the Meeting.


                            PROXIES AND VOTING RIGHTS

Management Solicitation and Appointment of Proxies

The persons named in the accompanying form of proxy are nominees of the Corporation's management. A shareholder has the right to appoint a person (who need not be a shareholder) to attend and act for and on the shareholder's behalf at the Meeting other than the persons designated as proxyholders in the accompanying form of proxy. To exercise this right, the shareholder must either:

     (a) on the accompanying form of proxy, strike out the printed names of the individuals specified as proxyholders and insert the name of the shareholder's nominee in the blank space provided; or

     (b)  complete another proper form of proxy.

To be valid, a proxy must be dated and signed by the shareholder or by the shareholder's attorney authorized in writing. In the case of a corporation, the proxy must either be under the seal of the corporation or be signed by a duly authorized officer of or attorney for the corporation.

The completed proxy, together with the power of attorney or other authority, if any, under which the proxy was signed or a notarially certified copy of the power of attorney or other authority, must be delivered to Pacific Corporate Trust Company, of 10th Floor, 625 Howe Street, Vancouver, British Columbia, Canada V6C 3B8, by 11:00 a.m. (Vancouver time) on June 20, 2001 or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting.

Revocation of Proxies

A shareholder who has given a proxy may revoke it at any time before the proxy is exercised:

     (a)  by an instrument in writing that is:

          (i) signed by the shareholder, the shareholder's attorney authorized in writing or, where the shareholder is a corporation, a duly authorized officer or attorney of the corporation; and

          (ii) delivered to Pacific Corporate Trust Company at 10th Floor, 625 Howe Street, Vancouver, British Columbia, Canada V6C 3B8 or to the registered office of the Corporation at Suite 1400, 1055 West Hastings Street, Vancouver, British Columbia, Canada V6E 2E9 at any time up to and including the last business day preceding the day of the Meeting or any adjournment of the Meeting, or delivered to the Chairperson of the Meeting on the day of the Meeting or any adjournment of the Meeting before any vote on a matter in respect of which the proxy is to be used has been taken; or

     (b)  in any other manner provided by law.

Quorum, Voting of Shares and Proxies and Exercise of Discretion by Proxyholders

Quorum

Two shareholders or proxyholders present shall constitute a quorum, which is necessary for the transaction of business at the Meeting.

Voting By Show of Hands

Voting at the Meeting generally will be by a show of hands, with each shareholder present in person and entitled to vote having one vote.

Voting By Poll

Voting at the Meeting will be by poll only if a poll is:

     (a) requested by a shareholder present at the Meeting in person or by proxy;

     (b)  directed by the Chairperson; or

     (c) required by law because the number of shares represented by proxy that are to be voted against the motion is greater than 5% of the Corporation's issued and outstanding shares.

On a poll, each shareholder and each proxyholder will have one vote for each common (voting) share held or represented by proxy.

Approval of Resolutions

To approve a motion for an ordinary resolution, a simple majority of the votes cast will be required; to approve a motion for a special resolution, a majority of not less than two-thirds of the votes cast will be required.

Voting of Proxies and Exercise of Discretion By Proxyholders

A shareholder may indicate the manner in which the persons named in the accompanying form of proxy are to vote with respect to a matter to be acted upon at the Meeting by marking the appropriate space. If the instructions as to voting indicated in the proxy are certain, the shares represented by the proxy will be voted or withheld from voting in accordance with the instructions given in the proxy.

If the shareholder specifies a choice in the proxy with respect to a matter to be acted upon, then the shares represented will be voted or withheld from the vote on that matter accordingly. If no choice is specified in the proxy with respect to a matter to be acted upon, the proxy confers discretionary authority with respect to that matter upon the proxyholder named in the accompanying form of proxy. It is intended that the proxyholder named by management in the accompanying form of proxy will vote the shares represented by the proxy in favour of each matter identified in the proxy and for the nominees of the Corporation's Board of Directors for directors and auditor.

The accompanying form of proxy also confers discretionary authority upon the named proxyholder with respect to amendments or variations to the matters identified in the accompanying Notice of Meeting and with respect to any other matters which may properly come before the Meeting. As of the date of this management proxy circular, management of the Corporation is not aware of any such amendments or variations, or any other matters, that will be presented for action at the Meeting other than those referred to in the accompanying Notice of Meeting. If, however, other matters that are not now known to management properly come before the Meeting, then the persons named in the accompanying form of proxy intend to vote on them in accordance with their best judgment.

Solicitation of Proxies

It is expected that solicitations of proxies will be made primarily by mail and possibly supplemented by telephone or other personal contact by directors, officers and employees of the Corporation without special compensation. The Corporation may reimburse shareholders' nominees or agents (including brokers holding shares on behalf of clients) for the costs incurred in obtaining authorization to execute forms of proxy from their principals. The costs of solicitation will be borne by the Corporation.


                       VOTING SHARES AND PRINCIPAL HOLDERS

Only shareholders of the Corporation who are listed on its Register of Shareholders on the record date of May 11, 2001 are entitled to receive notice of and to attend and vote at the Meeting or any adjournment of the Meeting (see "Voting of Shares and Proxies and Exercise of Discretion by Proxyholders" above), except to the extent that:

     (a) any such shareholder has transferred the ownership of any of his shares after May 11, 2001; and

     (b) the transferee of those shares produces properly endorsed share certificates, or otherwise establishes that he owns the shares, and demands, no later than 10 days before the Meeting, that his name be included in the list of shareholders entitled to vote at the Meeting, in which case the transferee is entitled to vote those shares at the Meeting.

As of May 11, 2001, the Corporation had 13,509,441 common shares issued and outstanding.

To the knowledge of the directors and senior officers of the Corporation, no person beneficially owns, directly or indirectly, or exercises control or direction over, shares carrying more than 10% of the voting rights attached to all outstanding shares of the Corporation.

It is anticipated that the directors and the Named Executive Officers of the Company will vote FOR the appointment of KPMG LLP as the auditor of the Corporation for the ensuing year; FOR the approval and ratification of the amendment to the Corporation's Stock Option Plan; FOR the approval of a special resolution to approve an increase to the authorized capital of the Corporation by the addition of 20,000,000 Class B preferred shares and FOR the election as directors of the nominees listed in this management proxy circular.


              RECEIPT OF DIRECTORS' REPORT AND FINANCIAL STATEMENTS

The Directors' Report and the financial statements of the Corporation for the financial year ended December 31, 2000 and accompanying auditor's report will be presented at the Meeting.

A copy of the Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2000 (the "2000 Fiscal Year"), including financial statements, is being mailed concurrently herewith (on or about May 18, 2001) to all shareholders of record at the close of business on May 11, 2001. The Annual Report does not constitute a part of the proxy solicitation material for the Annual Meeting.


                             APPOINTMENT OF AUDITOR

The shareholders will be asked to vote for the appointment of KPMG LLP, Chartered Accountants as the auditor of the Corporation for the year ending December 31, 2001 to hold office until the next annual meeting of shareholders of the Corporation at a remuneration to be fixed by the directors. KPMG LLP was first appointed as the auditor of the Corporation on August 1, 1996. The Corporation has invited representatives of KPMG LLP to attend the Meeting, to make a statement if they desire to do so and to respond to appropriate questions. However, representatives of KPMG LLP are not expected to be at the Meeting.

The resolution must be approved by a majority of the votes cast by the shareholders of the Corporation who being entitled to do so, vote in respect of this resolution.

Unless otherwise instructed, the shares represented by the enclosed form of Proxy will be voted for the appointment of KPMG LLP.

     THE BOARD RECOMMENDS A VOTE FOR THE APPOINTMENT OF KPMG LLP, CHARTERED ACCOUNTANTS AS THE AUDITOR OF THE CORPORATION FOR THE YEAR ENDING DECEMBER 31,
                                     2001.

                              ELECTION OF DIRECTORS

The Corporation's Board of Directors proposes to nominate the persons named in the table below for election as directors of the Corporation. Each director elected will hold office until the next annual meeting of the Corporation or until his or her successor is duly elected or appointed, unless the office is earlier vacated in accordance with the Articles and By-laws of the Corporation or the Canada Business Corporations Act or he or she becomes disqualified to act as a director.

The following table sets out the names of management's nominees for election as directors, the country in which each is ordinarily resident, all offices of the Corporation now held by each of them, their principal occupations, and the period of time during which each has been a director of the Corporation, as of the date of this management proxy circular. See "Security Ownership of Directors, Named Executive Officers and 5% Shareholders," below for information related to the number of common shares of the Corporation beneficially owned by each of them, directly or indirectly, or over which control or direction is exercised.

  Name, Country of                                                                        Periods during
Residence and Office             Principal Occupation or Employment for                  which has served
with the Corporation(1)                  Last Five Years (1)                               as a Director
------------------------------------------------------------------------------------------------------------
J. Erik Mustad                   Chairman and CEO, E*Comnetrix Inc.                     since July 11, 1996
Green Brae, California
U.S.A.
Chief Executive Officer and
Director
------------------------------------------------------------------------------------------------------------
Mark M. Smith                    President, Chief Financial Officer and                 since July 11, 1996
Sparks, Nevada                   Secretary, E*Comnetrix Inc.
U.S.A.
President, Chief Financial
Officer, Secretary and
Director
------------------------------------------------------------------------------------------------------------
Joseph Karwat                   President, Exstream Data Inc.                           since September 18,
Oakland, California                                                                           2000
U.S.A.
Director
------------------------------------------------------------------------------------------------------------
Stuart Rogers                   November 1990 to present, President, West Oak           since October 11,
Coquitlam, B.C.                 Capital Group, a corporate finance and venture                1995
Canada                          capital company
Director
------------------------------------------------------------------------------------------------------------
Trevor Gibbs                    1993 - Present, Director of Brimm Energy Corp.;         since December
North Vancouver, B.C.           Corp.; September 1994 - 1996, Senior Vice-                 20, 1995
Canada                          President of Northstar Trade Finance Corp.;
Director                        1989 - 1994, Director, Export Finance, B.C.
                                Trade and Development Corporation
------------------------------------------------------------------------------------------------------------
Thomas Wharton                  Self-employed Businessman                               since December
Vancouver, B.C.                                                                           20, 1995
Canada
Director
------------------------------------------------------------------------------------------------------------

(1) The information as to country of residence and principal occupation and shares beneficially owned or over which a director exercises control or direction has been furnished by the respective directors individually.


     Set forth below is a brief description of the business experience during the past five years of each director, person nominated to become a director and named executive officer of the Corporation.


J. Erik Mustad, Chief Executive Officer and Director, Age 60
Mr. Mustad has over 30 years of experience in the telecommunications services industry, serving in a broad range of executive positions with several public and privately held companies. Since 1975, he has been an investor in various start-up ventures and has materially contributed to the successful development, growth and public offering of over $500 million of market capitalization in telecommunications stock.

Mr. Mustad was a founder of Centex Telemanagement, Inc. and participated in its initial public offering in 1987. Subsequently, Centex was acquired by WorldCom, Inc., (NMS:WCOM), the second largest long distance carrier in the U.S.

Mr. Mustad was an investor in Phoenix Network, Inc. and responsible for all sales and marketing during a time when Phoenix Network experienced 400% growth within a 2-year time frame. Phoenix Network, Inc. was acquired by Qwest Communications International Inc. (NMS:Q) in 1998.

In 1975, he formed his own interconnect company, TCI, Inc. Under his leadership, TCI was acquired in 1981 by Inter-Tel, Inc. (NMS:INTL). Subsequently, Mr. Mustad served as director of Inter-Tel.

Mark M. Smith, President, Chief Financial Officer  and Director, Age 42
Mr. Smith has over 15 years of experience in the telecommunications and venture capital industries, and has served in a variety of executive positions with several public and privately held companies. He has been a financial consultant providing strategic planning in public markets and finance. He joined the Company as its acting Chief Financial Officer and subsequently assumed the role of President in September 1999.

During his business tenure, Mr. Smith has spent considerable time advising small cap public companies with respect to the public markets and has orchestrated and negotiated international agreements with large telecommunications and investment banking firms.

From 1990 to 1992, he was Professor of Corporate Finance at California State University. Prior to this position, he was associated with Richland Partners, a venture capital firm specializing in technology investments. Mr. Smith performed research for the Pension Research Institute in 1989 and 1990 and received his Masters degree in International Finance in 1990. For his research work in global asset management, he received a Wall Street Journal Award. Mr. Smith is a member of the Association for Investment Management and Research.

Joseph Karwat, Director, Age 48
Mr. Karwat was appointed as a director and Chief Operating Officer of the Company upon its acquisition of Exstream Data, Inc. in September 2000. Mr. Karwat founded Exstream Data and has served as its President since that time.

Prior to founding Exstream Data, Mr. Karwat was employed by The FaxPlus Corporation as a product development manager for the firm's PC-based public fax kiosks. Previously, Mr. Karwat held product development and management positions with PNC Financial and Bank of America. During his banking career, Mr. Karwat led the development and/or market introduction of numerous interactive on-line banking systems.

From 1995 to 1996, Mr. Karwat served as a Director of publicly traded speech recognition software company, Kolvox Communications, Inc. He regularly speaks on a wide variety of topics concerning electronic communications.

Over the period 1996-97, Mr. Karwat served a two-year term on the City of Oakland's telecommunications Advisory Committee. He has been an active member of the Oakland Chamber of Commerce for many years.

Mr. Karwat holds an MBA in Finance from Boston University and a BA in Economics from the University of Buffalo.

Stuart Rogers, Director, Age 44
Mr. Rogers, founder of his own investment banking firm West Oak Capital Group, Inc., was appointed as a director of the Company in 1995. West Oak Capital Group is primarily focused on arranging public listings through mergers or Initial Public Offerings on the CDNX.

Prior to founding West Oak Capital Group, Mr. Rogers was vice president of The Genesis Group, a technology consulting company. Concurrent with his role in both Genesis Group and West Oak Capital Group, he was a Director and Vice President for Brimm Energy Corporation, a NASDAQ small cap listed company. Mr. Rogers is currently a Director of Westfort Energy Ltd., an oil and gas company listed on The Toronto Stock Exchange.

In the past five years, Mr. Rogers has been a Director of Leopardus Resources Ltd., a CDNX listed company, Randsburg International Gold Corporation, a CDNX listed company, AVC Venture Capital Corporation, a CDNX listed company, Cusil Venture Corporation, a CDNX listed company, and Consolidated Global Cable Systems, Inc., a CDNX listed company.

Trevor Gibbs, Director, Age 59
Mr. Gibbs is a principal with The Osborne Group, acting as a financial mentor to information technology and biomedical companies with over 25 years experience in finance, venture capital and public markets. Prior to joining the Osborne Group he was Chief Operating Officer of Odyssey Petroleum Corporation. From 1993 to 1998, Mr. Gibbs was a Director of Brimm Energy Corporation.

Thomas Wharton, Director, Age 58
Mr. Wharton, a professional in the medical field, was appointed as a director of the Company in 1995. Since 1983, he has run his own consultancy firm, T. Wharton and Associates, Ltd., which focuses on policy review, operations procedures, quality assurance and executive evaluation in private sector healthcare. Mr. Wharton is currently a director of West Oak/Telesis and Cusil Venture Corporation, both CDNX listed companies. In the past five years, Mr. Wharton has been a Director of Conquistador Mines. Ltd. and Zahara Petroleum.

Board Committees

The only standing committee of the Board of Directors of the Company is an Audit Committee. The Audit Committee of the Company's Board of Directors currently consists of four (4) individuals being Mark Smith, Stuart Rogers, Trevor Gibbs and Thomas Wharton. See "Audit Committee Report" below.

The Corporation does not have an executive committee.

Board and Committee Meetings

During 2000, the Board of Directors met 17 times including participants by telephone. Each director attended all of the Board meetings and meetings of Committees on which they served. During 2000, the Audit Committee met once.

Subsequent to December 31, 2000, the Board of Directors met 5 times.

There are no arrangements or understandings among any of the directors or officers of the Company regarding their election as directors or officers.

The Corporation's Board of Directors does not contemplate that any of its nominees will be unable to serve as a director. If any vacancies occur in the slate of nominees listed above before the Meeting, then the proxyholders named in the accompanying form of proxy intend to exercise discretionary authority to vote the shares represented by proxy for the election of any other persons as directors.

To the knowledge of the Corporation, none of the nominees or the Corporation's executive officers have been involved in any legal proceedings during the past five years which are material to an evaluation of the ability or integrity of such person to become a director or executive officer of the Corporation.

Unless otherwise instructed, the shares represented by the enclosed form of Proxy will be voted for the election of the nominees listed below.

          THE BOARD RECOMMENDS A VOTE FOR THE NOMINEES FOR ELECTION AS
                         DIRECTORS OF THE CORPORATION.

                  PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

Amendment of Stock Option Plan

On May 17, 1999, the board of directors implemented the Stock Option Plan (1999) (the "1999 Plan") pursuant to which the Corporation reserved 1,900,000 common shares for issuance on the exercise of stock options. This plan was approved by the Corporation's shareholders on June 30, 1999.

On March 30, 2000, the board of directors of the Corporation amended the Corporation's 1999 Plan and renamed it the Amended and Restated Plan (2000) (the "2000 Plan") to increase the number of shares authorized for issuance from 1,900,000 common shares available under the 1999 Plan to a total of 5,000,000 common shares available under the 2000 Plan. The 2000 Plan was approved by the Corporation's shareholders on May 3, 2000.

On November 3, 2000, the board of directors of the Corporation amended the 2000 Plan and renamed it the Amended and Restated Stock Option Plan (2000) (the "Amended 2000 Plan"). The Amended 2000 Plan increased the number of common shares available for issuance from 5,000,000 common shares available under the 2000 Plan to a total of 8,000,000 common shares available under the Amended 2000 Plan. After deducting 1,770,960 common shares that are reserved for issuance pursuant to stock options that have already been granted and 1,060,000 common shares that have been issued pursuant to exercise of options granted, the Corporation would be able to grant future stock options under the Amended 2000 Plan exercisable to acquire up to 5,169,040 common shares. The 6,940,000 common shares available for issuance under the Amended 2000 Plan would constitute approximately 34% of the Corporation's issued and outstanding share capital as at May 12, 2001.

The Amended Stock Option Plan

The following is a summary of the Amended 2000 Plan.

The effective date (the "Effective Date") of the Amended 2000 Plan is the date it is approved by the Board of Directors of the Corporation, being November 3, 2000. The Amended 2000 Plan will terminate ten years from the Effective Date.

The Amended 2000 Plan will be administered by the Board of Directors or a committee comprised of not less than two persons (the "Plan Administrator").

The only persons eligible to be granted options are directors, senior officers, employees and consultants of the Corporation or its affiliates.

Options may be granted to purchase up to a maximum of 8,000,000 common shares of the Corporation.

The exercise price will be fixed when options are granted, but will not be less than the lesser of the fair market value of the Corporation's common shares on the date of grant and such price as may be acceptable to the stock exchange upon which the shares of the Corporation are then listed for trading or not less than 85% of the fair market value of the Corporation's common shares on the date of grant for non-qualified options.

Options granted under the Amended 2000 Plan will have a term not exceeding 10 years from the date of grant. Options granted under the Amended 2000 Plan will be subject to such vesting schedule as may be determined by the Plan Administrator.

Options will not be assignable or transferable other than by will or the laws of descent and distribution, and will be exercisable only by the persons to whom they are granted or their heirs or personal representatives. Options granted are subject to early termination if the Optionee ceases to be a director, officer, employee or consultant of the Corporation or its affiliates.

A full  copy  of the  Amended  2000  Plan  will  be  available  at the  Meeting.
Shareholders may obtain a copy of the Amended Plan in advance of the Meeting upon request to the Corporation, 450 - 180 Grand Avenue, Oakland, California, U.S.A. 94612, fax number: 1-800-987-3933, Attention: Mark M. Smith.

Management will be asking the Corporation's shareholders (see "Shareholder Approval" below) to approve the Amended 2000 Plan.

Shareholder Approval

Insiders of the Corporation participate in the Corporation's Amended 2000 Plan. While it is not expected that insiders of the Corporation, as a group, will necessarily acquire the majority of shares allocated under the Amended Plan, it is a possibility. The number of shares that will be reserved for issuance under the Amended Plan will exceed 10% of the Corporation's issued and outstanding share capital. For these reasons, management will ask the shareholders to approve the Amended 2000 Plan.

The following resolutions will be presented to the shareholders for approval:

     "BE IT RESOLVED that:

     1. the Corporation's Amended and Restated Stock Option Plan (2000) (the "Amended 2000 Plan"), in the form presented to this Meeting, is approved and is hereby directed to be attached to the minutes of this Meeting as a Schedule thereto;

     2. the Corporation is authorized to grant stock options pursuant and subject to the terms and conditions of the Amended 2000 Plan entitling the option holders to purchase up to 8,000,000 common shares of the Corporation;

     3. the board of directors, by resolution, be authorized to make such amendments to the Amended 2000 Plan, from time to time, as may, in its discretion, be considered appropriate, provided always that such amendments will be subject to the approval of all applicable regulatory authorities and in certain cases, in accordance with the terms of the Amended 2000 Plan, the shareholders; and

     4. the approval of the Amended 2000 Plan by the board of directors is hereby ratified and any one director of the Corporation is hereby authorized and directed to perform all such acts, deeds and things and execute, under the seal of the Corporation if applicable, all such documents and other writings as may be required to give effect to the true intent of this resolution."

The above resolution must be approved by a majority of the votes cast by the shareholders of the Corporation who, being entitled to do so, vote in respect of this resolution.

Unless otherwise instructed, the shares represented by the enclosed form of Proxy will be voted for the above resolution.

  THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE RESOLUTIONS TO AMEND THE
                        CORPORATION'S STOCK OPTION PLAN.

Creation of Class B Preferred Shares

The authorized capital of the Corporation presently consists of an unlimited number of common shares and 10,000,000 Class A preferred shares without par value. Management of the Corporation is of the view that it is advisable for the Corporation to increase its authorized capital to include 20,000,000 Class B preferred shares. In this regard, the following resolutions will be presented to the shareholders for approval:

         "BE IT RESOLVED AS SPECIAL RESOLUTIONS that:

1. Article 3 of the Articles of Continuance of the Corporation be amended by the creation of 20,000,000 Class B preferred shares, each having those rights, privileges, restrictions and conditions as set out in Schedule "A" attached hereto;

2.   the  Corporation  does hereby approve and adopt an amended and  replacement
     Article 3 to its Articles of Continuance, in the form set out in Schedule "B" attached hereto;

3. the Corporation is hereby authorized to make application to the Director General under the Canada Business Corporations Act for a Certificate of Amendment to its Articles of Continuance to amend the authorized capital of the Corporation;

4. any one director or officer of the Corporation is hereby authorized to do all things and execute all instruments and documents necessary and desirable to carry out the foregoing resolutions; and

5.   these  special   resolutions  may  be  revoked  by  the  directors  of  the
     Corporation in their discretion by resolution without further approval, ratification or confirmation by the shareholders at any time prior to the issue of a Certificate of Amendment by the Director General under the Canada Business Corporations Act in respect of this amendment and in such case, the directors of the Corporation are hereby authorized to abandon this amendment without further approval, ratification or confirmation by the shareholders of the Corporation and these shareholder resolutions approving and adopting this amendment shall be deemed to have been rescinded.

The above resolution must be approved by not less than two-thirds of the votes cast by the shareholders of the Corporation who, being entitled to do so, vote in respect of this resolution.

Unless otherwise instructed, the shares represented by the enclosed form of Proxy will be voted for the above resolution.

       THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE RESOLUTIONS TO INCREASE THE CORPORATION'S AUTHORIZED CAPITAL TO INCLUDE 20,000,000 CLASS B
                               PREFERRED SHARES.


                       STATEMENT OF EXECUTIVE COMPENSATION

Executive Officers

For purposes of this management proxy circular, "executive officer" of the Corporation means an individual who at any time during the year was the Chair or a Vice-Chair of the Corporation where the person performed the functions of such office on a full-time basis; the President; any Vice-President in charge of a principal business unit such as sales, finance or production; any officer of the Corporation or of a subsidiary of the Corporation; or any other person who performed a policy-making function in respect of the Corporation.

The summary compensation table below discloses compensation paid to the following individuals:

(a)  the Corporation's chief executive officer ("CEO");

(b) each of the Corporation's four most highly compensated executive officers, other than the CEO, who were serving as executive officers as at the end of the most recently completed financial year and whose total salary and bonus exceeds C$100,000 per year; and

(c) any additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as an executive officer of the Corporation at the end of the most recently completed financial year

(each, a "Named Executive Officer").

The Corporation currently has two Named Executive Officers, being J. Erik Mustad, the Chief Executive Officer of the Corporation and Mark M. Smith, the President and Chief Financial Officer of the Corporation. Carolee Nicholls, the Chief Financial Officer and Secretary of the Corporation resigned June 26, 2000.

Summary Compensation Table

The following table contains a summary of the compensation paid to the Named Executive Officers during the three most recently completed financial years, other than as noted.

                                            Annual Compensation              Long Term Compensation
                                       ------------------------------- -----------------------------------
                                                                               Awards            Payouts
                                                                       ------------------------ ----------
                                                                       Securities   Restricted
                                                               Other      Under     Shares or
                                                               Annual    Options/   Restricted              All Other
                                                               Compen-    SARs(2)     Share       LTIP(3)     Compen-
 Name and Principal                    Salary(1)     Bonus     sation    Granted      Units      Payouts      sation
      Position         Year Ended         ($)         ($)        ($)       (#)         ($)         ($)         ($)
---------------------- --------------- ---------- -------- ----------- ------------ ----------- ---------- -----------
J. Erik Mustad         2000/12/31       $204,000      Nil        Nil   1,225,000       Nil         Nil        Nil
Chairman & Chief       1999/12/31       $270,000      Nil        Nil     490,000       Nil         Nil        Nil
Executive Officer      1998/12/31       $120,000      Nil        Nil       Nil         Nil         Nil        Nil

                                            Annual Compensation              Long Term Compensation
                                       ------------------------------- -----------------------------------
                                                                               Awards            Payouts
                                                                       ------------------------ ----------
                                                                       Securities   Restricted
                                                               Other      Under     Shares or
                                                               Annual    Options/   Restricted              All Other
                                                               Compen-    SARs(2)     Share       LTIP(3)     Compen-
 Name and Principal                    Salary(1)     Bonus     sation    Granted      Units      Payouts      sation
      Position         Year Ended         ($)         ($)        ($)       (#)         ($)         ($)         ($)
---------------------- --------------- ---------- -------- ----------- ------------ ----------- ---------- -----------

Mark M. Smith          2000/12/31       $239,800      Nil        Nil   2,225,000       Nil         Nil        Nil
President & Chief      1999/12/31       $243,600      Nil        Nil     490,000       Nil         Nil        Nil
Financial Officer      1998/12/31       $123,600      Nil        Nil       Nil         Nil         Nil        Nil

Joseph Karwat          2000/12/31        $58,750      Nil        Nil     525,000       Nil         Nil        Nil
President Exstream
Data

Carolee Nicholls (4)   2000/12/31        $52,474      Nil        Nil         Nil       Nil         Nil        Nil
Secretary & Chief      1999/12/31        $97,750      Nil        Nil      50,000       Nil         Nil        Nil
Financial Officer
---------------------------------

(1)  All dollar amounts are in US dollars.
(2) "SAR" or "stock appreciation right" means a right granted by the Corporation, as compensation for services rendered, to receive a payment of cash or an issue or transfer of securities based wholly or in part on changes in the trading price of publicly traded securities of the Corporation. Does not include 250,000 SAR's granted to Mr. Smith on March 10, 2000 which were cancelled on November 7, 2000.
(3) "LTIP" or "long term incentive plan" means any plan that provides compensation intended to serve as incentive for performance to occur over a period longer than one financial year, but does not include option or stock appreciation right plans or plans for compensation through restricted shares or restricted share units.
(4) Appointed an officer of the Corporation on September 27, 1999 and resigned as an officer of the Corporation on June 26, 2000.

Refer also to "Interest of Management and Others in Material Transactions" for additional disclosure regarding stock appreciation rights.

Options, Stock Appreciation Rights and Other Rights to Purchase Securities

The following table sets out the incentive stock options and stock appreciation rights granted to each Named Executive Officer during the Corporation's most recently completed financial year.

                                                  % of Total                      Market Value of
                                                 Options/SARs                       Securities
                                                  Granted to                        Underlying
                                                 Employees in     Exercise or     Options/SARs on
                          Securities Under        Financial       Base Price     the Date of Grant     Expiration
       Name               Options Granted (#)      Year (3)      ($/Security)(4)   ($/Security)           Date
-------------------------------------------------------------------------------------------------------------------
J. Erik Mustad               500,000                10.7%         $4.4375(1)       $2,125,000           2/25/2003
                             250,000                 5.3%         $1.00 (1)        $  211,000           6/26/2005
                             100,000                 2.1%         $1.00 (1)        $   93,800           9/15/2002
                             375,000                 8.0%         $1.00 (1)        $  328,125           9/29/2004

Mark M. Smith                500,000                10.7%         $4.4375(1)       $2,125,000           2/25/2005
                             750,000                16.0%         $7.00(1)         $3,750,000           3/09/2005
                             250,000                 5.3%         $1.00(1)         $  211,000           6/26/2005
                             100,000                 2.1%         $1.00(1)         $   93,800           9/15/2002
                             625,000                13.4%         $1.00(1)         $  586,250           9/29/2004

Joseph Karwat                200,000                 4.3%         $6.0625(1)       $1,212,600           2/08/2002
                             325,000                 6.7%         $1.00(1)         $  274,300           6/26/2005

Carolee Nicholls              25,000                   *          $5.00(2)         $  109,375           4/01/2003
-------------------------

*    Less than 1%.
(1)  Repriced to US$0.50 per share on March 14, 2001.

(2)  Repriced  to US$3.00  per share on April 19,  2000.  Cancelled  on June 30,
     2000.
(3) Based on options exercisable to acquire a total 4,674,515 shares to officers, directors, employees and consultants.
(4) The exercise price per share was equal to or greater than the fair market value of the common stock on the date of grant as determined by the Board of Directors.

The following table sets out the incentive stock options and stock appreciation rights exercised by the Named Executive Officers during the Corporation's most recently completed financial year and provides the values of the stock options and stock appreciation rights still held by the Named Executive Officers at year-end.

                                                                                     Value of Unexercised
                                                           Unexercised Options       in the Money-Options
                          Securities      Aggregate           At FY-End(#)                 at FY-End
                          Acquired on    Value Realized       Exercisable/             ($) Exercisable/
   Name                   Exercise(#)        ($)(1)           Unexercisable             Unexercisable(2)
------------------------------------ ----------------- -------------------------- -----------------------
J. Erik Mustad              240,000          $956,520     1,225,000(exercisable)         Nil(exercisable)
                                                             Nil (unexercisbale)       Nil (unexercisable)

Mark Smith                  455,000        $1,946,343    2,225,000 (exercisable)        Nil (exercisable)
                                                             Nil (unexercisable)       Nil (unexercisable)

Joseph Karwat                   Nil               Nil      525,000 (exercisable)        Nil (exercisable)
                                                             Nil (unexercisable)       Nil (unexercisable)

Carolee Nichols              25,000          $100,950          Nil (exercisable)        Nil (exercisable)
                                                             Nil (unexercisable)       Nil (unexercisable)
-------------------------------

(1)  Based on NASD OTCBB closing price on the date of exercise.
(2) In-the-money options are those where the market value of the underlying securities at the fiscal year-end exceeds the exercise price of the options. The closing price of the Company's shares on December 29, 2000, being the last day the Company's shares traded during 2000 on the NASD Over the Counter Bulletin Board, was US$0.25.

Report on Repricing of Options

On April 19, 2000, June 26, 2000 and March 16, 2001, the Board of Directors of the Corporation determined that it was in the best interest of the Corporation to reprice issued and outstanding stock options. The Corporation's Board of Directors approved a stock option repricing program (the "Program"). Under the Program, certain holders of stock options, including directors and Named Executive Officers, were entitled to exchange their existing stock options for repriced stock options to purchase the same number of shares at an exercise price of US$3.00 per share on April 19, 2000, US$1.00 per share on June 26, 2000 and US$0.50 per share on March 16, 2001. At each repricing the new exercise price exceeded the then market price of the Corporation's common stock. Other than the lower exercise price, each repriced stock option under the repricing has terms substantially equivalent to the terms of the original grant, including the same vesting terms, number of shares and expiration date. Options to purchase a total of 2,075,000 shares of common stock were repriced on April 19, 2000, options to purchase a total of 2,010,000 shares of common stock were repriced on June 26, 2000, and options to purchase a total of 4,936,440 shares of common stock were repriced on March 16, 2001. The Board of Directors approved the Program as a result of the significant reduction in the price of the Corporation's common stock in fiscal 2000. The Board determined that its existing stock options no longer provided meaningful incentive to the option holders to remain in the Corporation's employ and to maximize shareholder value. The existing stock options had exercise prices of between US$1.00 per share and US$7.00 per share, which exercise prices exceeded the trading prices of the Corporation's common shares for a substantial majority of the time from January 2000 until the date that each option repricing program was approved. The Board determined that the exchange of new stock options with a lower exercise price for the existing stock options would once again provide incentive to the Corporation's officers, directors and employees to continue to provide services to the Corporation and to maximize shareholder value.

Repricing of Options

During the Company's fiscal year ended December 31, 2000, options previously granted to four Named Executive Officers were amended as to exercise price only.

By agreement dated January 25, 2000, the Company granted to J. Erik Mustad options to purchase up to 500,000 common shares at a price of US$4.4375 per common share (the "January 25, 2000 stock options"). By agreement April 19, 2000, the exercise price of the January 25, 2000 stock options was reduced to US$3.00 per common share, and on June 26, 2000 was reduced to US$1.00 per share and on March 16, 2001 was reduced to US$0.50 per common share.

By agreement dated June 26, 2000, the Company granted to J. Erik Mustad options to purchase up to 250,000 common shares at a price of US$1.00 per common share (the "June 26, 2000 stock options"). By agreement March 16, 2001, the exercise price of the June 26, 2000 stock options was reduced to US$0.50 per common share.

By agreement dated September 15, 2000, the Company granted to J. Erik Mustad options to purchase up to 100,000 common shares at a price of US$1.00 per common share (the "September 15, 2000 stock options"). By agreement March 16, 2001, the exercise price of the September 15, 2000 stock options was reduced to US$0.50 per common share.

By agreement dated September 29, 2000, the Company granted to J. Erik Mustad options to purchase up to 375,000 common shares at a price of US$1.00 per common share (the "September 29, 2000 stock options"). By agreement March 16, 2001, the exercise price of the September 29, 2000 stock options was reduced to US$0.50 per common share.

By agreement dated January 25, 2000, the Company granted to Mark M. Smith options to purchase up to 500,000 common shares at a price of US$4.4375 per common share (the "January 25, 2000 stock options"). By agreement April 19, 2000, the exercise price of the January 25, 2000 stock options was reduced to US$3.00 per common share, and on June 26, 2000 was reduced to US$1.00 per share and on March 16, 2001 was reduced to US$0.50 per common share.

By agreement dated March 10, 2000, the Company granted to Mark M. Smith options to purchase up to 750,000 common shares at a price of US$7.00 per common share (the "March 10, 2000 stock options"). By agreement dated April 19, 2000, the exercise price of the March 10, 2000 stock options was reduced to US$3.00 per common share, and on June 26, 2000 was reduced to US$1.00 per share and on March 16, 2001 was reduced to US$0.50 per common share.

By agreement dated June 26, 2000, the Company granted to Mark M. Smith options to purchase up to 250,000 common shares at a price of US$1.00 per common share (the "June 26, 2000 stock options"). By agreement March 16, 2001, the exercise price of the June 26, 2000 stock options was reduced to US$0.50 per common share.

By agreement dated September 15, 2000, the Company granted to Mark M. Smith options to purchase up to 100,000 common shares at a price of US$1.00 per common share (the "September 15, 2000 stock options"). By agreement March 16, 2001, the exercise price of the September 15, 2000 stock options was reduced to US$0.50 per common share.

By agreement dated September 29, 2000, the Company granted to Mark M. Smith options to purchase up to 625,000 common shares at a price of US$1.00 per common share (the "September 29, 2000 stock options"). By agreement March 16, 2001, the exercise price of the September 29, 2000 stock options was reduced to US$0.50 per common share.

By agreement dated February 8, 2000, the Company granted to Joseph Karwat options to purchase up to 200,000 common shares at a price of US$6.0625 per common share (the "February 8, 2000 stock options"). By agreement June April 19, 2000, the exercise price of the February 8, 2000 stock options was reduced to US$3.00 per common share, and on June 26, 2000 was reduced to US$1.00 per share and on March 16, 2001 was reduced to US$0.50 per common share.

By agreement dated June 26, 2000, the Company granted to Joseph Karwat options to purchase up to 325,000 common shares at a price of US$1.00 per common share (the "June 26, 2000 stock options"). By agreement March 16, 2001, the exercise price of the June 26, 2000 stock options was reduced to US$0.50 per common share.

By agreement dated April 1, 2000, the Company granted to Carolee Nichols options to purchase up to 25,000 common shares at a price of US$5.00 per common share (the "April 1, 2000 stock options"). By agreement April 19, 2000, the exercise price of the April 1, 2000 stock options was reduced to US$3.00 per common share and her options were cancelled under their terms on June 30, 2000.

Long-Term Incentive Plans

The Corporation does not have any long-term incentive plans.

Employment Contracts

The Corporation has no plan or arrangement whereby any Named Executive Officer may be compensated in an amount exceeding C$100,000 in the event of that officer's resignation, retirement or other termination of employment, or in the event of a change of control of the Corporation or a subsidiary or a change in the Named Executive Officer's responsibilities following such a change of control, except as set out below:

Pursuant to a consulting services agreement (the "Mustad Agreement") effective as of June 1, 2000 between J. Erik Mustad ("Mustad") and the Corporation, Mustad will provide certain services to the Corporation in consideration of the Corporation paying to Mustad US$17,500 per month. The Mustad Agreement will expire December 31, 2001 (the "Initial Term") and will be automatically renewed for additional one year terms unless earlier terminated. In the event of termination by the Corporation during the Initial Term other than for cause, the Corporation must pay to Mustad the full balance of fees which would have been payable to Mustad had Mustad been engaged for the entire Initial Term, payable at a rate of US$17,500 per month. In the event of termination by the Corporation after the Initial Term other than for cause, the Corporation must pay to Mustad the full balance of fees which would have been payable to Mustad had Mustad been engaged for the entire then current term, payable at a rate of US$17,500 per month. In the event of termination other than for cause, Mustad will be paid a severance payment in the amount of US$50,000 in addition to any other fees due under the Mustad Agreement.

Pursuant to a consulting services agreement (the "Interven Agreement") effective as of June 1, 2000, between Interven Capital Corporation ("Interven") and the Corporation, Interven will provide certain services to the Corporation in consideration of the Corporation paying to Interven US$20,000 per month. The Interven Agreement will expire December 31, 2002 (the "Interven Initial Term") and will be automatically renewed for additional one year terms unless earlier terminated. In the event of termination by the Corporation during the Interven Initial Term other than for cause, the Corporation must pay to Interven the full balance of fees which would have been payable to Interven had the Consultant been engaged for the entire Interven Initial Term, payable at a rate of US$20,000 per month. In the event of the termination by the Corporation after the Interven Initial Term other than for cause, the Corporation must pay to Interven the full balance of fees which would have been payable to Interven had Interven been engaged for the entire then current term, payable at a rate of US$20,000 per month. In the event of termination other than for cause, Interven will be paid a severance payment in the amount of US$50,000 in addition to any other fees due under the Interven Agreement.

Pursuant to an employment agreement (the "Karwat Agreement") dated August 7, 2000, between Joseph Karwat ("Karwat") and the Corporation, Karwat will provide certain services to the Corporation in consideration of US$12,500 per month on an "at will" basis. Under the Karwat Agreement in the event of termination of Karwat by the Corporation other than for cause, including constructive dismissal, the Corporation must pay to Karwat a single lump sum severance payment of US$150,000.

Bonus Compensation Agreements

On September 30, 2000 the Corporation entered into performance agreements with two employees of Exstream Data, Inc. Under the agreements the Corporation would pay an aggregate cash amount of up to US$370,000 dependent upon the closing bid price of the Corporation's stock on dates through August 31, 2001. As of December 31, 2001 no payments were due under the agreements and the aggregate cash amount of the remaining potential obligation under the agreements was US$300,000. On March 6, 2001 one of the employees with whom the Corporation had entered into a performance agreement left the employ of the Corporation. As a result, the remaining agreement would pay an aggregate cash amount of up to US$150,000 dependent upon the closing bid price of the Corporation's stock on dates through August 31, 2001.

Compensation of Directors

The Corporation has no standard arrangement pursuant to which any of the directors are compensated by the Corporation for their services in their capacity as directors except for the granting from time to time of incentive stock options.

During the most recently completed financial year, the following stock options were granted to non-Named Executive Officer directors of the Corporation:


                                                                No. of Shares
       Name of Optionee              Date of Agreement           Optioned            Exercise Price(1)
--------------------------------------------------------------------------------------------------------
West Oak Capital Group Inc.          January 25, 2000             40,000                   $3.00
(Stuart Rogers)                       March 16, 2001              20,000                   $1.00

Trevor Gibbs                          April 19, 2000               5,000                   $3.00
                                       June 20, 2000               5,000                   $1.00

Thomas Wharton                        April 19, 2000               5,000                   $3.00
                                       June 20, 2000               5,000                   $1.00
-----------------------------

(1)  All dollar amounts are in US dollars.


During the most recently completed financial year, the following stock options were exercised by non-Named Executive Officers the Corporation:

                                                                No. of Shares
       Name of Optionee              Date of Agreement           Optioned            Exercise Price(1)
--------------------------------------------------------------------------------------------------------
West Oak Capital Group Inc.          January 13, 2000             30,000                 $0.27
(Stuart Rogers)                      January 14, 2000             90,000                 $0.27
                                      March 10, 2000              20,000                 $0.27

Trevor Gibbs                                                         Nil

                                                                No. of Shares
       Name of Optionee              Date of Agreement           Optioned            Exercise Price(1)
--------------------------------------------------------------------------------------------------------
Thomas Wharton                                                    15,000                 $0.27
---------------------

(1)  All dollar amounts are in US dollars.


Insider Participation and Interlocks

Except as otherwise described under interest of management and others in material transactions, the Corporation has had no material transactions with companies and firms with which certain members of the Board are, or at some point during fiscal year 2000 were, affiliated as an officer and/or director. Joseph Karwat served as a Director of Exstream and became a Director of the Corporation in September 2000. There are no other interlocking relationships of the nature described above involving members of the Board.


            SECURITY OWNERSHIP OF DIRECTORS, NAMED EXECUTIVE OFFICERS
                               AND 5% SHAREHOLDERS

The following table sets forth information concerning the beneficial ownership of the Corporation's outstanding common shares as of March 30, 2001 for:

     o    each  of  the   Corporation's   directors   and   executive   officers
          individually;

     o each person or group that we know owns beneficially more than 5% of the Corporation's common stock; and

     o    all directors and executive officers as a group.

Rule 13d-3 under the Securities Exchange Act defines the term, "beneficial ownership". Under this rule, the term includes shares over which the indicated beneficial owner exercises voting and/or investment power. The rules also deem common stock subject to options currently exercisable, or exercisable within 60 days, to be outstanding for purposes of computing the percentage ownership of the person holding the options but do not deem such stock to be outstanding for purposes of computing the percentage ownership of any other person. The applicable percentage of ownership for each shareholder is based on 13,509,441 shares of common stock outstanding as of March 30, 2001, together with applicable options for that shareholder. Except as otherwise indicated, the Corporation believes the beneficial owners of the common stock listed below, based on information furnished by them, have sole voting and investment power over the number of shares listed opposite their names.


Title of Class          Identity of                         Number of           Percentage of Class(1)
                        Persons or Group                  Shares Owned
-------------------------------------------------------------------------------------------------------
Common Shares           J. Erik Mustad,                    1,830,800(2)                   12.4%(2)
                        Director

Common Shares           Mark M. Smith, Director            2,225,000(3)                   14.1%(3)

Common Shares           Stuart Rogers                         60,000(5)                      -(4)

Common Shares           Trevor Gibbs                          10,000(6)                      -(4)

Common Shares           Thomas Wharton                        10,000(6)                      -(4)

Common Shares           Joseph Karwat                      2,193,427(7)                   15.6%(7)

Common Shares           Officers and                       6,329,227(8)                   36.0%(8)
                        Directors,
                        as a group
------------------------

(1)  Based on the 13,509,441 shares outstanding as of March 31, 2001.
(2) Includes 605,800 common shares and vested options to acquire 1,225,000 common shares of the Corporation exercisable within sixty days of March 31, 2001.
(3) Includes vested options to acquire 2,225,000 common shares of the Corporation exercisable within sixty days of March 31, 2001.
(4)  Less than one percent (1%).
(5) Includes vested options to acquire 60,000 common shares of the Corporation exercisable within sixty days of March 31, 2001.
(6) Includes vested options to acquire 10,000 common shares of the Corporation exercisable within sixty days of March 31, 2001.
(7) Includes 1,668,427 common shares and vested options to acquire 525,000 common shares of the Corporation exercisable within sixty days of March 31, 2001.
(8) Includes 2,274,227 common shares and vested options to acquire 4,055,000 common shares of the Corporation exercisable within sixty days of March 31, 2001.


        INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

Other than routine indebtedness, no director, executive officer or senior officer of the Corporation, or any proposed nominee for election as a director of the Corporation, or any associate or affiliate of any such director, senior officer or proposed nominee, is or has been indebted to the Corporation or any of its subsidiaries, or to any other entity that was provided a guarantee or similar arrangement by the Corporation or any of its subsidiaries in connection with the indebtedness, at any time since the beginning of the most recently completed financial year of the Corporation.


                              MANAGEMENT CONTRACTS

Management functions of the Corporation or any subsidiary of the Corporation are not, to any substantial degree, performed by a person other than the directors or senior officers of the Corporation or its subsidiaries.

           INTEREST OF MANAGEMENT AND OTHERS IN MATERIAL TRANSACTIONS

Other than as set forth in this management proxy circular, no insider of the Corporation, no proposed nominee for election as a director of the Corporation and no associate or affiliate of any such insider or proposed nominee has had any material interest, direct or indirect, in any transaction since the beginning of the Corporation's most recently completed financial year or in any proposed transaction that, in either case, has materially affected or will materially affect the Corporation or any of its subsidiaries.

Acquisition of Exstream Data, Inc.

On September 15, 2000, the Corporation acquired 90.28% of the common capital stock of Exstream Data, Inc. in a share exchange purchase transaction. In connection with the acquisition, the Corporation issued 2,703,036 common shares, of which 1,727,103 were issued to Joseph Karwat, who became a director of the Corporation on the closing of the acquisition. The deemed value of the shares issued to Joseph Karwat was US$1,485,308.

Stock Appreciation Rights

On March 10, 2000, the Corporation entered into a stock appreciation rights agreement (the "SAR Agreement") with Mark Smith pursuant to which the Corporation awarded to Mr. Smith stock appreciation rights ("SARs") on 250,000 common shares until March 10, 2010, unless terminated earlier in accordance with the terms of the SAR Agreement. The SARs were granted at a price of US$7.00 per common share and are exercisable as to 125,000 common shares on or after October 1, 2000 and as to an additional 125,000 common shares on or after April 1, 2001. In the event of a change of control of the Corporation, this vesting schedule will be accelerated such that all of the SARs may be immediately exercised. Upon the exercise of an SAR, Mr. Smith is entitled to receive, for each SAR exercised, an amount equal to the fair market value of the Corporation's shares at the time of the exercise less US$7.00. This amount may be paid to Mr. Smith by the Corporation in cash, in common shares of the Corporation (issued at the fair market value of such common shares at the time of exercise) or in a combination thereof, as determined by the Corporation in its sole discretion. On November 7, 2000, Mr. Smith voluntarily terminated the SAR Agreement and was paid no compensation for doing so.


             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Other than as disclosed under "Particulars of Other Matters to be Acted Upon", no director or senior officer of the Corporation at any time since the beginning of the Corporation's most recently completed financial year, no proposed nominee for election as a director of the Corporation and no associate or affiliate of any of such persons has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting, except for any interest arising from the ownership of shares of the Corporation where the shareholder will receive no extra or special benefit or advantage not shared on a pro-rata basis by all holders of shares in the capital of the Corporation.


                         POTENTIAL CONFLICTS OF INTEREST

Financial Assistance

The Corporation has not, since the beginning of its most recently completed financial year, granted any financial assistance to:

     a) a shareholder of the Corporation or any of its affiliates who is not a director, officer or employee thereof, or to an associate of any such shareholder; or

     b) to any person in connection with a purchase of shares issued or to be issued by the Corporation;

which is material to the Corporation or any of its affiliates or to the recipient of the assistance, other than as described below.

Indemnification

There has been no indemnification paid, and no indemnification will become payable, with respect to the most recently completed financial year of the Corporation, to any director or officer of the Corporation, any former director or officer of the Corporation or a person who acts or acted at the Corporation's request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor, or his heirs or legal representatives.

Insurance

The Corporation has director and officer liability insurance in the amount of $2 million for the benefit or any director or officer of the Corporation, any former director or officer of the Corporation or a person who acts or acted at the Corporation's request as a director or officer of the Corporation.

Court Actions

The Corporation is not a party to any oppression actions or derivative actions.

                          REPORT OF THE AUDIT COMMITTEE

The audit committee is directed to review the scope, cost and results of the independent audit of the Corporation's books and records, the results of the annual audit with management and the adequacy of the Corporation's accounting, financial and operating controls; to recommend annually to the Board of Directors the selection of the independent auditors; to consider proposals made by the Corporation's independent auditors for consulting work; and to report to the Board of Directors, when so requested, on any accounting or financial matters. Such reviews are carried out with the assistance of the Corporation's auditors and senior financial management.

The Audit Committee of the Corporation's Board of Directors currently consists of four (4) individuals, being Mark Smith, Stuart Rogers, Trevor Gibbs and Thomas Wharton. Stuart Rogers, Trevor Gibbs and Thomas Wharton are independent in accordance with Section 121(A) of the listing standards of the American Stock Exchange.

The Committee reviewed the audited financial statements of the Corporation as of and for the year ended December 31, 2000, with management and the independent auditors. Management has the responsibility for the preparation of Corporation's financial statements and the independent auditors have the responsibility for the examination of those statements.

In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Corporation that might bear on the auditors' independence consistent with Independence Standards Board

Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The
Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of Corporation's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed both with the independent and internal auditors their audit plans, audit scope and identification of audit risks.

The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that Corporation's audited financial statements be included in its Annual Report on Form 10-KSB for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors and the Board concurred in such recommendation.

                                 Audit Committee

            Mark Smith   Stuart Rogers    Trevor Gibbs     Thomas Wharton

Principal Accounting Firm Fees

The following table sets forth the aggregate fees billed to Corporation for the fiscal year ended December 31, 2000 by the Corporation's principal accounting firm, KMPG LLP:

   Audit Fees                                                          $15,300
   Financial Information Systems Design and Implementation Fees            nil
   All Other Fees                                                      $14,922
                                                                       -------
                                                                       $30,292

     (a) Includes fees for tax consulting, permitted internal audit outsourcing and other non-audit services.
     (b) The audit committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Subsequent to the year ended December 31, 2000, the Company determined that it no longer qualified as a foreign private issuer as defined under Rule 3b-4 of the Securities Exchange Act of 1934, as amended. Accordingly, no reports pursuant to Section 16(a) of the Exchange Act were required to be filed during the most recent fiscal year.


                         COMPARISON OF CUMULATIVE RETURN

Set forth below is a comparison of the total stockholder return on the Corporation's Common Shares for the period beginning December 31, 1998 and ending December 31, 2000 with the total stockholder return for the same period for the NASDAQ Stock Market Index. The total stockholder return reflects the annual change in share price, assuming an investment of $100.00 on December 31, 1998 plus the reinvestment of dividends, if any. No dividends were paid on the Corporation's common stock during the period shown. The return shown is based on the annual percentage change during each fiscal year in the stated period ended December 31, 2000. The stock price performance shown below is not necessarily indicative of future stock price performance.

        [Original contains a graphical chart representing the information set forth below]

Year Ended December 31         1998        1999        2000
----------------------         ----        ----        ----
E*Comnetrix, Inc.              100         150         100

Nasdaq Total Return            100         185.8       111.8



                          FUTURE SHAREHOLDER PROPOSALS

From time to time, shareholders present proposals, which may be the proper subject for inclusion in the Corporation's Management Proxy Circular and for consideration at its annual meetings of shareholders. To be considered, proposals must be submitted on a timely basis. Proposals for the next Annual Meeting of Shareholders of the Corporation must be received by the Corporation no later than December 15, 2001, for inclusion, if proper, in next year's proxy solicitation materials.


                       APPROVAL OF THE BOARD OF DIRECTORS

The contents of this management proxy circular have been approved, and the delivery of it to each shareholder of the Corporation entitled thereto and to the appropriate regulatory agencies has been authorized, by the Board of Directors of the Corporation.


DATED May 18, 2001.

By Order of the Board of Directors of

E*COMNETRIX INC.



-------------------------------------
Mark M. Smith
President and Director

                                  SCHEDULE "A"


                             TO THE AMENDED ARTICLES
                                       OF
                                E*Comnetrix Inc.


The authorized capital of E*Comnetrix Inc. (the "Corporation") consists of:

1.   an unlimited number of Common Shares;

2.   10,000,000 Class A preferred shares without par value; and

3.   20,000,000 Class B preferred shares without par value.

Common Shares

The holders of Common Shares are entitled:

(a) to vote at all meetings of shareholders except meetings at which only holders of a specified class of shares are entitled to vote;

(b) subject to the rights and privileges attaching to the Class A preferred shares and Class B preferred shares, to receive the remaining property of the Corporation upon dissolution; and

(c) subject to the rights and privileges attaching to the Class A preferred shares and Class B preferred shares, to receive dividends as and when declared by the board of directors of the Corporation.

Class A Preferred Shares

The Class A preferred shares shall have the following special rights and restrictions attaching to them:

1. The holders of the Class A preferred shares shall not be entitled to receive notice of or attend any meetings of the members of the Company and shall not be entitled to vote at any meetings of the members of the Company (except meetings of the holders of Class A preferred shares as a class meeting).

2. The Class A preferred shares shall, with respect to priority in payment of dividends, be entitled to preference over the common shares of the Company.

3. In the event of the liquidation, dissolution or winding-up of the Company or any other distribution of assets of the Company among its members, the holders of the Class A preferred shares shall be entitled to receive, in preference and priority to the holders of common shares of the Company, on a pro rata basis, the paid up capital on the Class A preferred shares together with all dividends (if any) accrued thereon and remaining unpaid. Thereafter the holders of the Class A preferred shares shall not be entitled to share in any further distribution of the assets of the Company, and the assets of the Company shall be distributed on a pro rata basis among the holders of the common shares of the Company.

4. The Class A preferred shares may be converted into common shares in the capital of the Company at the option of the holder of a Class A preferred share on the basis of one Class A preferred share for one common share.

5. The conversion right on the Class A preferred shares may be exercised by notice in writing delivered to the Company accompanied by the certificate or certificates representing the Class A preferred shares in respect of which the holder thereof desires to exercise such right of conversion. The conversion notice shall be signed by the person registered on the books of the Company as the holder of the Class A preferred shares in respect of which such right is being exercised or by the holder's duly authorized attorney, and the conversion notice shall specify the number of Class A preferred shares which the holder desires to have converted.

6. Upon the Company receiving a conversion notice, the Company will instruct its transfer agent to issue a certificate to the holder representing the number of common shares which the Class A preferred shares are convertible into, registered in the name of the holder or such other name as the holder may direct in writing, provided that the holder shall pay any applicable transfer taxes. In the event that less than all the Class A preferred shares represented by the certificate accompanying the conversion notice are to be converted, the holder shall be entitled to receive, at the expense of the Company, a new certificate representing the Class A preferred shares which are not to be converted.

7. The holders of any Class A preferred shares at the close of business on the record date for any dividends payable on the Class A preferred shares shall be entitled to dividends notwithstanding that such shares are converted into common shares after the record date and before the payment date of the dividends.

8. In the event of any subdivision, reclassification or change of the common shares at any time while the Class A preferred shares are outstanding into a greater number or different class of shares, the holders of Class A preferred shares who exercise the conversion right at any time after the subdivision, reclassification or change shall be entitled to an additional number or different class of shares as would have resulted from the subdivision, reclassification or change if the right of conversion had been exercised prior to the date of the subdivision, reclassification or change.

9. In the event of a consolidation, reclassification or change of the common shares at any time while the Class A preferred shares are outstanding into a lesser number or different class of shares, the holders of Class A preferred shares who exercise the conversion right at any time after the consolidation, reclassification or change shall be entitled to a lesser number or different class of shares as would have resulted from the consolidation, reclassification or change if the right of conversion had been exercised prior to the date of the consolidation, reclassification or change.

10. The Company shall not issue fractional shares upon any conversion and the number of common shares to be issued upon conversion shall be increased to the nearest whole number.

11. All shares resulting from a conversion of Class A preferred shares into common shares shall be fully paid and non-assessable.

12. Nothing herein contained shall affect or restrict the right of the Company to issue its common shares from time to time.

Class B Preferred Shares

The Class B preferred shares shall have the following special rights and restrictions attaching to them:

     (a) One or More Series. The directors may issue Class B preferred shares in one or more Series;

     (b) Creation or Deletion of Series. The directors may alter by resolution the Articles of the Corporation or, if applicable, the By-Laws of the Corporation to fix or change the number of shares in, and to determine the designation, rights, privileges, restrictions and conditions attaching to the shares of, each Series of Class B preferred shares;

     (c) Voting. The directors may confer on the holders of any Series of Class B preferred shares the right to notice of or to be present or to vote, either in person or by proxy, at any general meeting of the shareholders of the Corporation in addition to at any separate meeting of the holders of the Class B preferred shares, or of the holders of shares of a Series of the Class B preferred shares, as the case may be;

     (d) Dividends. The special rights or restrictions which the directors may create, define or attach to any Series of Class B preferred shares may allow the directors to declare dividends with respect to the common shares only or any Series or Class A preferred shares or with respect to any Series of Class B preferred shares only or with respect to any combination of two or more such classes or Series of classes;

     (e) If Series Entitled to Cumulative Dividend. Where the Class B preferred shares or one or more Series of Class B preferred shares are entitled to cumulative dividends, and where cumulative dividends in respect of the Class B preferred shares or a Series of Class B preferred shares are not paid in full, the shares of all Series of Class B preferred shares entitled to cumulative dividends shall participate rateably in respect of accumulated dividends in accordance with the amounts that would be payable on those shares if all the accumulated dividends were paid in full;

     (f) All Series of Class B preferred shares Participate Rateably on Winding-Up. Where amounts payable on a winding-up are not paid in full or on the occurrence of any other event where the holders of the shares of all Series of Class B preferred shares are entitled to a return of capital but are not paid in full, the shares of all Series of Class B preferred shares shall participate rateably in a return of capital in respect of Class B preferred shares in accordance with the amounts that would be payable on the return of capital if all amounts so payable were paid in full;

     (g) No Priority. No special rights or restrictions attached to a Series of Class B preferred shares shall confer on the Series priority over another Series of Class B preferred shares then outstanding respecting:

          (i)  dividends, or

          (ii) a return of capital:

               A.   on winding-up, or

               B. on the occurrence of another event that would result in the holders of all Series of Class B preferred shares being entitled to a return of capital;

     (h) Special Rights and Restrictions of Issued Series. A directors' resolution pursuant to paragraph (b) above must be passed before the issue of shares of the Series to which the resolution relates, and after the issue of shares of that Series the number of shares in, the designation of, and the special rights and restrictions attached to that Series may be added to, altered, varied or abrogated only pursuant to the Canada Business Corporations Act, and the directors shall send to the Director articles of amendment in the prescribed form; and

     (i) Priority on Liquidation. Except as provided herein, in the event of the liquidation, dissolution or winding-up of the Corporation or any distribution of its assets for the purpose of winding-up its affairs, after the payment of dividends declared but unpaid, the holders of the Class B preferred shares shall be entitled pari passu to be paid such amount as the special rights and restrictions attaching to such shares shall provide, or in the absence of any express provision with respect thereto, the amount of capital paid up in respect thereof per share for each Class B preferred share held by them, out of the assets of the Corporation in preference to and with priority over any payment or distribution of any capital asset or monies among the holders of any common shares of the Corporation and the holders of any Class A preferred shares of the Corporation. The foregoing provisions of these Articles shall apply to all Class B preferred shares except as expressly provided in the special rights and restrictions which the directors may create, define or attach to any Series of Class B preferred shares.

                                  SCHEDULE "B"

Amended Article 3



Article 3 of the Articles of Incorporation has been amended and replaced in its entirety by the new Article 3, attached hereto, by special resolutions passed by all of the shareholders of the Corporation on June 22, 2001.







Article 3 -

3 --An unlimited number of Common Shares and 10,000,000 Class A preferred shares without par value, with the preferences, rights, conditions, restrictions, limitations and prohibitions set out on Schedule "A" attached hereto and 20,000,000 Class B preferred shares without par value, with the preferences, rights, conditions, restrictions, limitations and prohibitions set out on Schedule "A" attached hereto.

                                                      PROXY
ANNUAL MEETING (THE "MEETING")                              RESOLUTIONS (For full details of each item,
OF  SHAREHOLDERS  OF                                        please see the accompanying  Notice of
E*COMNETRIX INC. (THE "CORPORATION")                        Meeting and Management Proxy Circular)
                                                                                                            For      Withhold

                                                            1. To appoint KPMG LLP as the auditor of
MEETING DATE:     June 22, 2001                                the Corporation at a remuneration to
MEETING TIME:     11:00 am (Vancouver time)                    be fixed by the directors.                   [ ]         [ ]
MEETING LOCATION: 1400 - 1055 West Hastings Street
                  Vancouver, British Columbia, Canada       2. To elect the following persons as
                                                               directors of the Corporation

                                                               a) J. Erik Mustad                            [ ]         [ ]

The undersigned shareholder of the Corporation                 b) Mark M. Smith                             [ ]         [ ]
hereby appoints J. Erik Mustad, the Chairman,
Chief Executive Officer and a director of the                  c) Stuart Rogers                             [ ]         [ ]
Corporation, or failing  this person, Mark M. Smith,
the President and a director of the Corporation,               d) Trevor Gibbs                              [ ]         [ ]
or in the place of the foregoing,
______________________________  (print the name),              e) Thomas Wharton                            [ ]         [ ]
as proxyholder for and on behalf of the shareholder
with the power of substitution to attend, act                  f) Joseph Karwat                             [ ]         [ ]
and vote for and on behalf of the shareholder in
respect of all matters that may properly come
before the Meeting and at every adjournment of the
Meeting, to the same extent and with the same
powers as if the undersigned shareholder
were present at the Meeting or any adjournment                                                              For       Against
of the Meeting.                                             3. To consider and, if thought fit,             [ ]         [ ]
                                                               approve and ratify an amendment
                                                               to the Corporation's Stock Option Plan.

                                                            4. To consider, and if thought fit,             [ ]         [ ]
                                                               pass, with or without amendment,
                                                               a special resolution to approve
                                                               an increase to the authorized
                                                               capital of the Corporation by
                                                               the addition of 20,000,000 Class
                                                               B preferred shares.

                                                            The undersigned Shareholder hereby revokes any proxy
                                                            previously given to attend and vote at the Meeting
                                                            or any adjournment of the Meeting.


                                                            SIGN HERE:          -----------------------------------

                                                            Please Print Name:  -----------------------------------

                                                            Date:               -----------------------------------

                                                            Number of Shares:   -----------------------------------

                                                            This proxy form is not valid unless it is signed
                                                            and dated.  If the proxy is not dated, it is
                                                            deemed to bear the date on which it was mailed
                                                            by the Corporation.

                                                            See important information and instructions on reverse side.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.   This proxy is solicited by the management of the Corporation.

2. If someone other than the shareholder of the Corporation signs this proxy form on behalf of the named shareholder of the Corporation, documentation authorizing the signing person to execute the proxy form on the shareholder's behalf that is acceptable to the Chair of the Meeting must be deposited with this proxy form in accordance with the instructions in the box below.

3. If a shareholder cannot attend the Meeting but wishes to vote on the resolutions, the shareholder can appoint another person (who need not be a shareholder of the Corporation) to vote according to the shareholder's instructions. To appoint someone other than the person named in this proxy form, a shareholder must either:

     a)   on the proxy form:

          i) strike out the printed names of the individuals specified as proxyholder;

          ii) insert the name of the shareholder's nominee in the blank space provided;

          iii) complete, sign and date the proxy form; and

          iv) return the proxy form in accordance with the instructions in the box below; or

     b)   complete another proper proxy form.

4. If a shareholder cannot attend the Meeting but wishes to vote on the resolutions and to appoint one of the nominees of management specified in this proxy form, the shareholder must:

     a)   leave the wording appointing a nominee as shown on the proxy form;

     b)   complete, sign and date the proxy form; and

     c) return the proxy form in accordance with the instructions in the box below.

5. If the instructions as to voting indicated in this proxy form are certain, the shares represented by the proxy form will be voted or withheld from voting in accordance with the instructions of the shareholder. If the shareholder specifies a choice in the proxy form with respect to any resolution to be acted upon, then the shares represented will be voted or withheld from the vote on that resolution accordingly. If no choice is specified in the proxy form with respect to any resolution to be acted upon, this proxy form confers discretionary authority with respect to that resolution upon the proxyholder appointed. It is intended that the nominee of management acting as proxyholder will vote the shares represented by the proxy form in favour of each resolution identified in the proxy form and for the nominees specified for directors and auditor. With respect to any amendments or variations to any of the resolutions identified in the proxy form or other matters that may properly come before the Meeting, the shares represented by the proxy form will be voted by the nominee of management acting as proxyholder in accordance with his best judgment.

6. If a shareholder returns this or another proper proxy form, the shareholder may still attend the Meeting and vote in person if the shareholder later decides to do so. To attend and vote at the Meeting, the shareholder must record his/her/its attendance with the Corporation's scrutineer at the Meeting and revoke the previously completed, returned proxy form in writing.


================================================================================
To be presented at the Meeting, this proxy form must be received at the office of Pacific Corporate Trust Company by mail or by fax by 11:00 am (Vancouver time) on June 20, 2001 or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting. The mailing address of Pacific Corporate Trust Company is 10th Floor, 625 Howe Street, Vancouver, British Columbia, Canada V6C 3B8, and its fax number is (604) 689-8144.
================================================================================